UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 24, 2009

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Travis Tower 1301 Travis, Suite 2000 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 654-8960

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously reported, on October 1, 2009, Edge Petroleum Corporation (the “Company”) and its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for reorganization relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et. seq., as amended (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Bankruptcy Court”).

On November 24, 2009, the Debtors filed their monthly operating report for the month ended October 31, 2009 (the “Monthly Operating Report”) with the Bankruptcy Court.  The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Monthly Operating Report was prepared solely for the purpose of complying with monthly reporting requirements, and in a format prescribed, under the Bankruptcy Code and should not be used for investment purposes.  The Monthly Operating Report is limited in scope and covers a limited time period and may not be indicative of the Company’s financial condition or results of operations for any period that would be reflected in the Company’s financial statements or its periodic reports under the Securities Exchange Act of 1934, as amended.  The financial information that the Monthly Operating Report contains is preliminary and unaudited and is subject to revision.  The financial statements in the Monthly Operating Report are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures.  There can be no assurance that the information in the Monthly Operating Report is complete, and the Company cautions readers not to place undue reliance on the Monthly Operating Report.  The information in the Monthly Operating Report is not, and should not be viewed as, indicative of future results.

Additional information regarding the Chapter 11 Cases is available on the internet at www.edgepet.com.  Court filings and claims information are available at www.kccllc.net/edgepetroleum.  Information contained on, or that can be accessed through, such web sites is not part of this report.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Monthly Operating Report for the month ended October 31, 2009, filed with the United States Bankruptcy Court for the Southern District of Texas

Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You should not place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revision of these forward-looking statements to reflect events or circumstances after the date they are made or to reflect the occurrence of unanticipated events. You should also know that such statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.  Should any of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may differ materially from those included within the forward-looking statements.  Such statements involve risks and uncertainties, including, but not limited to, those set forth under “ITEM 1A. RISK FACTORS” of the Company’s 2008 Annual Report and subsequent filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: December 1, 2009	By:	/s/ John W. Elias
John W. Elias
Chairman, President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Monthly Operating Report for the month ended October 31, 2009, filed with the United States Bankruptcy Court for the Southern District of Texas